UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2007

PLANETLINK COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation or organization)

000-31763	58-2466623
(Commission File Number)	(IRS Employer Identification No.)

1415 Bookhout Drive	30041
Cumming, Georgia	(Zip Code)
(principal executive offices)

(678) 455-7075
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 19, 2007, Planetlink Communications, Inc. (the “Registrant”) closed a Stock Purchase Agreement executed on October 17, 2007 with Planettraks Inc., a Nevada corporation, a wholly-owned subsidiary of the Registrant, as the Purchaser, Pluginz Inc., a Florida corporation, and Plugin Stores, Inc., a Delaware corporation (together, the “Companies”), and Pluginz, LLC, a California limited liability company, the Seller.

Pursuant to the agreement, the Seller sold to the Purchaser all of the capital stock that the Seller owns in each of the Companies (the “Shares’), in accordance with the terms and conditions of the agreement.

Sale of Capital Stock.  At the closing of the agreement, the Seller sold to the Purchaser purchased from the Seller title to all of the Shares.

Closing Deliveries of the Purchaser and the Registrant.  Upon the terms and subject to the conditions set forth in the agreement, at the closing, the Registrant and the Purchaser delivered the purchase price to the Seller, including the stock certificates and promissory note.

“Purchase price” shall mean the combination of: (a) a promissory note for $75,000.00 to be paid to the Seller within 180 days of the Closing and (b) 1,700,000,000 shares of the Registrant’s common stock.

A copy of the agreement was attached as an exhibit to a Current Report filed by the Registrant on October 19, 2007. A press release issued on October 23, 2007 by the Registrant in connection with the acquisition is also attached to this current report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 2.01, above.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 2.01, above.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

It is not practicable to file the required historical financial statements of Pluginz Inc., a Florida corporation, and Plugin Stores, Inc., a Delaware corporation at this time.  Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(b)	Pro forma financial information.

It is not practicable to file the required historical financial statements of Pluginz Inc., a Florida corporation, and Plugin Stores, Inc., a Delaware corporation at this time.  Accordingly, pursuant to Item 9.01(b) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

2

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit

10.1	Promissory Note dated October 19, 2007, whereby Planetlink Communications, Inc., promises to pay to the order of Pluginz LLC, the principal amount of $75,000.00.

99.1
Press release dated October 23, 2007 with respect to the closing of the Stock Purchase Agreement dated October 18, 2007, by and among Planetlink Communications, Inc., a Georgia corporation, Planettraks Inc., a Nevada corporation, Pluginz Inc., a Florida corporation, and Plugin Stores, Inc., a Delaware corporation, and Pluginz, LLC, a California limited liability company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2007.	PLANETLINK COMMUNICATIONS, INC.

	By	/s/ M. Dewey Bain
M. Dewey Bain, President

 3